UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 24, 2007
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)

1-8641
(Commission File Number)

82-0109423
(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7

Item 1.01 Entry Into a Material Definitive Agreement
     On September 24, 2007, Coeur d’Alene Mines Corporation and Bolnisi Gold NL agreed to amend the merger implementation agreements and the Bolnisi directors’ option deeds to allow for adequate time for the required regulatory processes and receipt of the required shareholder and court approvals.
     The foregoing description of the amendment to the merger implementation agreements and the option deeds does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments filed as exhibits hereto.
Item 8.01 Other Events
     On September 24, 2007, Coeur announced that it had filed its preliminary proxy statement with the Securities and Exchange Commission (“SEC”) with respect to the issuance of Coeur shares pursuant to Coeur’s proposed acquisition of Bolnisi and Palmarejo. In addition, Coeur provided an update on the transaction. A copy of the press release is being filed as Exhibit 99.7 to this Current Report on Form 8-K.
     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the full text of the press release filed as an exhibit hereto.
Item 9.01. Financial Statements and Exhibits
(d)     Exhibits:

Exhibit 2.1	Conditional extension dated September 24, 2007 to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL and other consents/amendments

Exhibit 2.2	Extension dated September 24, 2007 to Merger Implementation Agreement dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation

Exhibit 99.1	Amendments dated September 24, 2007 to Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Kenneth M. Phillips

Exhibit 99.2	Amendments dated September 24, 2007 to Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Altinova Nominees Pty Ltd

Exhibit 99.3	Amendments dated September 24, 2007 to Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Dragonlyn Pty Ltd

Exhibit 99.4	Amendments dated September 24, 2007 to Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Rosignol Consultants Pty Ltd

2

Exhibit 99.5	Amendments dated September 24, 2007 to Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Promin Mining Services Pty Limited

Exhibit 99.6	Amendments dated September 24, 2007 to Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Rosignol Pty Limited

Exhibit 99.7	Press Release dated September 24, 2007

3

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: September 25, 2007	By:	/s/ James A. Sabala
		Name:	James A. Sabala
		Title:	Executive Vice President and Chief Financial Officer

4